SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In January 2014, the arrangements whereby the equity accounted subsidiary Bluelot chartered-in a 13,800 TEU container vessel and chartered it out to CMA CGM were terminated when CMA CGM exercised its option to purchase the vessel-owning entity.

In February 2014, the newbuilding contract for a 4,800 TEU container vessel was cancelled due to excessive delays in delivery. The corresponding loan was repaid in full. The installments already paid to the shipyard have been fully reimbursed, and interest thereon will also be received.

In February 2014, the harsh environment jack-up drilling rig West Linus was delivered from the shipyard to the equity accounted subsidiary SFL Linus, whereupon it commenced its bareboat charter in excess of 15 years to North Atlantic Linus Charterer Ltd., fully guaranteed by NADL. Ship Finance has repaid in full the $70 million pre-delivery loan facility and SFL Linus has drawn down against its $475 million loan facility.

On February 27, 2014, the Board of Ship Finance declared a dividend of $0.40 per share to be paid in cash on or about March 28, 2014.

In March 2014, the Company announced the settlement of a claim relating to four Handysize drybulk carriers, which were re-delivered in 2012 before the final maturity of their charters. A significant portion of the settlement amount has already been received in cash, with the remaining amount to be paid in installments over the last three quarters of 2014. The Company expects to record a gain of approximately $25 million relating to the settlement.

In March 2014, the arrangements whereby the equity accounted subsidiary Corte Real chartered-in a 13,800 TEU container vessel and chartered it out to CMA CGM were terminated when CMA CGM exercised its option to purchase the vessel-owning entity.

In March 2014, charters were agreed for two 8,700 TEU newbuilding container vessels with scheduled delivery in 2014 for a period of seven years from delivery to a major container line. Subject to certain conditions, the other two newbuilding 8,700 TEU container vessels may be chartered out on similar terms.

In March 2014, the Company announced the acquisition of seven 4,100 TEU container vessels in combination with long-term charters. One of the vessels was delivered to us in March 2014, and the remaining six vessels are scheduled for delivery before the end of June 2014.

In March 2014, the Company announced the acquisition of two 5,800 TEU container vessels in combination with long-term charters. The vessels were delivered to us in March 2014.

In March 2014, the Company issued NOK900 million five-year senior unsecured bonds, equivalent to approximately $150 million. The bonds bear interest at NIBOR plus a margin, and the Company has swapped all payments of interest and principal to U.S. dollars at a fixed interest and exchange rate. The proceeds of the bond issue will be used to refinance existing debt and for general corporate purposes.